EXHIBIT p.

                                CODES OF ETHICS

                                  PHOENIX FUNDS
                PHOENIX DUFF & PHELPS INSTITUTIONAL MUTUAL FUNDS
                          PHOENIX-ABERDEEN SERIES FUND
                          PHOENIX EQUITY PLANNING CORP.

                              AMENDED AND RESTATED
                                 CODE OF ETHICS

1.       Statement of Ethical Principles
         -------------------------------

         When Fund Access Persons covered by the terms of this Code of Ethics engage in personal securities transactions, they must adhere to the following general principles as well as to the Code's specific provisions:

                A. At all times, the interests of Fund shareholders must be paramount;

                B. Personal transactions must be conducted consistent with this Code of Ethics in a manner that avoids any actual or potential conflict of interest; and

                C. No inappropriate advantage should be taken of any position of trust and responsibility.

2.       Definitions
         -----------

                A. "Fund" means each and every investment company, or series thereof, or other institutional account managed by the Adviser, individually and collectively.

                B. "Access Person" means any Trustee (other than a Disinterested Trustee who does not obtain information concerning recommendations made to the Fund regarding the purchase or sale of a security), officer, general partner, Portfolio Manager or Advisory Person of the Fund or (i) any temporary or permanent employee of the Fund or of any company in a control relationship to the Fund, who, in connection with his regular functions or duties, makes, participates in or obtains information regarding the purchase or sale of a security by the Fund, or whose functions relate to the making of any recommendations with respect to such purchases or sales; and (ii) any natural person in a control relationship to the Fund who obtains information concerning recommendations made to the Fund with regard to the purchase or sale of a security. The Compliance Officer of each Fund shall maintain a list of the Fund's Access Persons.

                C. "Advisory Person" means any Portfolio Manager or other investment person, such as an analyst or trader, who provides information and advice to a Portfolio Manager or assists in the execution of the investment decisions. For purposes of Section 4, "Advisory Person" shall not include Portfolio Managers.

                                      p. 1

                D. A security is "being considered for purchase or sale" when a recommendation to purchase or sell a security has been made and communicated and, with respect to the Advisory Person making the recommendation, when such person seriously considers making such a recommendation.

                E. "Beneficial ownership" shall be interpreted in the same manner as it would be in determining whether a person is subject to the provisions of Section 16 of the Securities Exchange Act of 1934 and the rules and regulations thereunder, except that the determination of direct or indirect beneficial ownership shall apply to all securities which an Access Person has or acquires.

                F.  "Control" shall have the same meaning as that set forth in
                Section 2(a)(9) of the Investment Company Act, as amended.

                G. "Disinterested Trustee" means a Trustee of a Fund who is not an "interested person" of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act, as amended.

                H. "Initial Public Offering" means a public sale of an issue not previously offered to the public.

                I. "Managed Fund" shall mean those Funds, individually and collectively, for which the Portfolio Manager makes buy and sell decisions.

                J. "Portfolio Manager" means the person entrusted to make the buy and sell decisions for a Fund.

                K. "Private Placement" shall have the same meaning as that set forth in Section 4(2) of the Securities Exchange Act.

                L. "Purchase or sale of a security" includes inter alia, the writing of an option or the purchase or sale of a security that is exchangeable for or convertible into, a security that is held or to be acquired by a Fund.

                M. "Security" shall have the meaning set forth in Section 2(a)(36) of the Investment Company Act, as amended, except that it shall not include securities issued by the Government of the United States, bankers' acceptances, bank certificates of deposit, commercial paper and shares of registered open-end investment companies.

3.       Exempted Transactions
         ---------------------

         The prohibitions of Section 4 of this Code shall not apply to:

                A. Purchases or sales effected in any account over which the Access Person has no direct or indirect influence or control in the reasonable estimation of the Compliance Officer.

                                      p. 2

                B. Purchases or sales of securities (1) not eligible for purchase or sale by the Fund; or (2) specified from time to time by the Trustees, subject to such rules, if any, as the Trustees shall specify.

                C. Purchases or sales which are non-volitional on the part of either the Access Person or the Fund.

                D. Purchases of shares necessary to establish an automatic dividend reinvestment plan or pursuant to an automatic dividend reinvestment plan, and subsequent sales of such securities.

                E. Purchases effected upon the exercise of rights issued by an issuer pro rata to all holders of a class of its securities, to the extent such rights were acquired from such issuer, and sales of such rights so acquired.

 4.      Prohibited Activities
         ---------------------

                A. IPO Rule: No Advisory Person or Portfolio Manager may purchase securities in an Initial Public Offering, except with the prior approval of the Compliance Officer of the Fund.

                B. Private Placement Rule: No Advisory Person or Portfolio Manager may purchase securities in a Private Placement unless such purchase has been approved by the Compliance Officer of the Fund. Any such approved purchase should be disclosed to the Fund if that issuer's securities are being considered for purchase or sale by the Fund.

                C. Preclearance Rule: No Access Person, Advisory Person nor Portfolio Manager may purchase or sell a security unless such purchase or sale has been precleared by the Compliance Officer of the Fund. Preclearance is shall be valid through the business day next following the day preclearance is given.

                Exceptions: The following securities transactions are exempt from the pre-clearance requirement:

                           1. Purchases or sales of up to 1,000 shares of securities of issuers ranked within the top 200 Standard & Poor's 500 Composite Stock Index (S&P 500) ("Large Cap List") at the time of purchase or sale. The Compliance Officer of the Fund shall distribute an updated list of such securities quarterly.

                           2. Purchase orders sent directly to the issuer via mail (other than in connection with a Private Placement) or sales of such securities which are redeemed directly by the issuer via mail.

                                      p. 3

                NOTE: THE COMPLIANCE OFFICER OF THE FUND MAY DENY APPROVAL OF ANY TRANSACTION REQUIRING PRECLEARANCE UNDER THIS PRECLEARANCE RULE, EVEN IF NOMINALLY PERMITTED UNDER THIS CODE OF ETHICS, IF HE/SHE REASONABLY BELIEVES THAT DENYING PRECLEARANCE IS NECESSARY FOR THE PROTECTION OF A FUND. ANY SUCH DENIAL MAY BE APPEALED TO THE FUND'S COUNSEL. THE DECISION OF COUNSEL SHALL BE FINAL.

                D. Open Order Rule: No Access Person, Advisory Person or Portfolio Manager may purchase or sell, directly or indirectly, any security in which he has, or by reason of such transaction acquires, any direct or indirect beneficial ownership, when a Fund has a pending "buy" or "sell" order for that security of the same type (i.e. buy or sell) as the proposed personal trade, until the Fund's order is executed or withdrawn.

                Exceptions: The following securities transactions are exempt from the Open Order Rule:

                           1. Purchases or sales of up to 1,000 shares of securities of issuers on the Large Cap List at the time of the transaction.

                           2. Purchases or sales approved by the Compliance Officer of the Fund in his/her discretion.

                ANY PROFITS REALIZED ON A PERSONAL TRADE IN VIOLATION OF THIS
                SECTION 4D MUST BE DISGORGED.

                E. Blackout Rule: If a Portfolio Manager's Managed Fund holds a security that is the subject of a proposed personal trade by that Portfolio Manager, such personal trade may be permitted only as follows:

                           1. If the proposed personal trade is on the same side as the last Managed Fund transaction in that security, the personal trade cannot occur within two days of such Managed Fund transaction (i.e. neither at T nor T + 1 calendar day).

                           2. If the proposed personal trade is on the opposite side of the last Managed Fund transaction in that security, the personal trade cannot occur unless (a) it is more than two days after the Managed Fund transaction (i.e. T + 2 calendar days or later) AND (b) the Preclearance Request, if required for such personal transaction (i.e. it is not eligible for The Large Cap List exception to the Preclearance Rule) sets forth, to the reasonable satisfaction of the Compliance Officer, an explanation of the reasons the Managed Fund is not effecting a similar transaction.

                Transactions permitted under the Blackout Rule must also satisfy the Open Order Rule and the Preclearance Rule if and to the extent the transaction is not covered by exceptions to those rules.

                ANY PROFITS REALIZED BY A PORTFOLIO MANAGER ON A PERSONAL TRADE IN VIOLATION OF THIS SECTION 4E MUST BE DISGORGED.

                                      p. 4

                F. Holding Period Rule: Access Persons, Advisory Persons and Portfolio Managers must hold each Security, other than those described in Section 3B, (securities (1) not eligible for purchase or sale by the Fund; or (2) specified from time to time by the Trustees, subject to such rules, if any, as the Trustees shall specify) for a period of not less than six (6) months, whether or not the purchase of such Security was an exempt transaction under any other provision of Section 4.

                ANY PROFITS REALIZED ON TRADING IN CONTRAVENTION OF THIS POLICY MUST BE DISGORGED.

                G No Advisory Person shall annually accept any gift or other item of more than de minimis value from any person or entity that does business with or on behalf of the Fund.

                H. No Advisory Person shall serve on the board of directors of a publicly traded company without prior authorization by the President or the Compliance Officer of the Fund. If board service is authorized, such Advisory Person shall have no role in making investment decisions with respect to the publicly traded company.

5.       Compliance Procedures
         ---------------------

                A. All Access Persons shall direct their brokers to supply, at the same time that they are sent to the Access Person, a copy of the confirmation for each personal securities trade and a copy of each periodic account statement to the Fund's Compliance Officer.

                B. Every Access Person shall report to the Fund the information described in Section 5D of this Code with respect to transactions in any security in which such Access Person has, or by reason of such transaction acquires, any direct or indirect beneficial ownership in the security; provided, however, that an Access Person shall not be required to make a report with respect to transactions effected for any account over which such person does not have any direct or indirect influence.

                C. A Disinterested Trustee of the Fund need only report a transaction in a security if such Trustee, at the time of that transaction knew or, in the ordinary course of fulfilling his official duties as a Trustee of the Fund, should have known that, (1) during the 7-day period immediately preceding or after the date of the transaction by the Trustee, such security was purchased or sold by the Fund or (2) such security was being considered for purchase or sale by the Fund.

                D. Every report required pursuant to Section 5B above shall be made not later than 10 days after the end of the calendar quarter in which the transaction to which the report relates was effected, and shall contain the following information:

                           (i) The date of the transaction, the title and the number of shares, and the principal amount of each security involved;

                           (ii) The nature of the transaction (i.e., purchase, sale, or any other type of acquisition or disposition);

                           (iii) The price at which the transaction was effected;

                                      p. 5

                           (iv) The name of the broker, dealer or bank with or through whom the transaction was effected; and

                           (v) The date of approval of the transaction and the person who approved it as required by Section 4B or C above.

                E. Each Access Person shall submit a report listing all personal securities holdings to the Compliance Officer upon the commencement of service and annually thereafter. This annual report shall be and include a certification by the Access Person that he or she has read and understood the Code of Ethics and has complied with the Code's requirements.

                F. Any report made under this Section 5 may contain a statement that the report shall not be construed as an admission by the person making such report that he or she has any direct or indirect beneficial ownership in the security to which the report relates.

                G. The Compliance Officer shall submit an annual report to the Fund's Board of Trustees that summarizes the current Code of Ethics procedures, identifies any violations requiring significant remedial action, and recommends appropriate changes to the Code, if any.

                H. Any Access Person or Disinterested Trustee shall immediately report any potential violation of this Code of which he or she becomes aware to the Fund's Compliance Officer.

6.       Sanctions
         ---------

         Upon discovering a violation of this Code, the Board of Trustees of the Fund may impose such sanctions as it deems appropriate, including inter alia, a letter of censure or suspension or termination of employment, or suspension of personal trading privileges for such period as it may deem appropriate.

                                      p. 6

                                  PHOENIX FUNDS
                PHOENIX DUFF & PHELPS INSTITUTIONAL MUTUAL FUNDS
                          PHOENIX-ABERDEEN SERIES FUND

                              AMENDED AND RESTATED
                                 CODE OF ETHICS

                                    ADDENDUM

As stated in Section 3B(2) of the Code of Ethics, the Trustees/Directors may specify from time to time, EXEMPTED TRANSACTIONS, which are purchases or sales of securities which are exempt from Section 4 of the Code.

The following transactions have been specified as EXEMPT TRANSACTIONS by the Trustees/Directors:

 1. Purchases or sales of securities trading at less than $5.00 per share at the time of the trade. (Nov. '96)

 2. Purchases or sales of securities issued by Phoenix Investment Partners, Ltd. (Aug. '97)

 3. Purchases or sales by Directors or Trustees who are not employees of the adviser or distributor of a fund or any affiliates thereof provided such Director or Trustee does not obtain information concerning recommendations to the Fund regarding the purchase or sale of a security. (Nov. '97)

                                      p. 7

                        PHOENIX INVESTMENT COUNSEL, INC.

                              AMENDED AND RESTATED
                                 CODE OF ETHICS

1.       Statement of Ethical Principles
         -------------------------------

         When Fund Access Persons covered by the terms of this Code of Ethics engage in personal securities transactions, they must adhere to the following general principles as well as to the Code's specific provisions:

                A. At all times, the interests of Fund shareholders must be paramount;

                B. Personal transactions must be conducted consistent with this Code of Ethics in a manner that avoids any actual or potential conflict of interest; and

                C. No inappropriate advantage should be taken of any position of trust and responsibility.

2.       Definitions
         -----------

                A. "Fund" means each and every investment company, or series thereof, or other institutional account managed by the Adviser, individually and collectively.

                B. "Access Person" means any Trustee (other than a Disinterested Trustee who does not obtain information concerning recommendations made to the Fund regarding the purchase or sale of a security), officer, general partner, Portfolio Manager or Advisory Person of the Fund or (i) any temporary or permanent employee of the Fund or of any company in a control relationship to the Fund, who, in connection with his regular functions or duties, makes, participates in or obtains information regarding the purchase or sale of a security by the Fund, or whose functions relate to the making of any recommendations with respect to such purchases or sales; and (ii) any natural person in a control relationship to the Fund who obtains information concerning recommendations made to the Fund with regard to the purchase or sale of a security. For purposes of Section 4, "Access Person" shall not include Advisory Persons nor Portfolio Managers. The Compliance Officer of each Fund shall maintain a list of the Fund's Access Persons.

                                      p. 1

                C. "Advisory Person" means any Portfolio Manager or other investment person, such as an analyst or trader, who provides information and advice to a Portfolio Manager or assists in the execution of the investment decisions. For purposes of Section 4, "Advisory Person" shall not include Portfolio Managers.

                D. A security is "being considered for purchase or sale" when a recommendation to purchase or sell a security has been made and communicated and, with respect to the Advisory Person making the recommendation, when such person seriously considers making such a recommendation.

                E. "Beneficial ownership" shall be interpreted in the same manner as it would be in determining whether a person is subject to the provisions of Section 16 of the Securities Exchange Act of 1934 and the rules and regulations thereunder, except that the determination of direct or indirect beneficial ownership shall apply to all securities which an Access Person has or acquires.

                F.  "Control" shall have the same meaning as that set forth in
                Section 2(a)(9) of the Investment Company Act, as amended.

                G. "Disinterested Trustee" means a Trustee of a Fund who is not an "interested person" of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act, as amended.

                H. "Initial Public Offering" means a public sale of an issue not previously offered to the public.

                I. "Managed Fund" shall mean those Funds, individually and collectively, for which the Portfolio Manager makes buy and sell decisions.

                J. "Portfolio Manager" means the person entrusted to make the buy and sell decisions for a Fund.

                K. "Private Placement" shall have the same meaning as that set forth in Section 4(2) of the Securities Exchange Act.

                L. "Purchase or sale of a security" includes inter alia, the writing of an option or the purchase or sale of a security that is exchangeable for or convertible into, a security that is held or to be acquired by a Fund.

                M. "Security" shall have the meaning set forth in Section 2(a)(36) of the Investment Company Act, as amended, except that it shall not include securities issued by the Government of the United States, bankers' acceptances, bank

                                      p. 2
                certificates of deposit, commercial paper and shares of registered open-end investment companies.

                N. "Short term trading" is buying and then selling or selling and then buying the same (or equivalent) securities within seven
                (7) calendar days (e.g. opening transaction at "T" and closing transaction at T + 6 calendar days or less).

3.       Exempted Transactions
         ---------------------

         The prohibitions of Section 4 of this Code shall not apply to:

                A. Purchases or sales effected in any account over which the Access Person has no direct or indirect influence or control in the reasonable estimation of the Compliance Officer.

                B. Purchases or sales of securities (1) not eligible for purchase or sale by the Fund; or (2) specified from time to time by the Trustees, subject to such rules, if any, as the Trustees shall specify.

                C. Purchases or sales which are non-volitional on the part of either the Access Person or the Fund.

                D. Purchases of shares necessary to establish an automatic dividend reinvestment plan or pursuant to an automatic dividend reinvestment plan, and subsequent sales of such securities.

                E. Purchases effected upon the exercise of rights issued by an issuer pro rata to all holders of a class of its securities, to the extent such rights were acquired from such issuer, and sales of such rights so acquired.

4.       Prohibited Activities
         ---------------------

                A. IPO Rule: No Advisory Person or Portfolio Manager may purchase securities in an Initial Public Offering, except with the prior approval of the Compliance Officer of the Fund.

                B. Private Placement Rule: No Advisory Person or Portfolio Manager may purchase securities in a Private Placement unless such purchase has been approved by the Compliance Officer of the Fund. Any such approved purchase should be disclosed to the Fund if that issuer's securities are being considered for purchase or sale by the Fund. Such consideration for purchase or sale shall be conducted by a person other than the interested Advisory Person or Portfolio Manager.

                                      p. 3

                C. Preclearance Rule: No Access Person, Advisory Person nor Portfolio Manager may purchase or sell a security unless such purchase or sale has been precleared by the Compliance Officer of the Fund. Preclearance shall be valid through the business day next following the day preclearance is given.

                Exceptions: The following securities transactions are exempt from the pre-clearance requirement:

                           1. Purchases or sales of up to 1,000 shares of securities of issuers ranked within the top 200 of the Standard & Poor's 500 Composite Stock Index (S&P 500) (the "Large Cap List") at the time of purchase or sale. The Compliance Officer of the Fund shall distribute an updated list of such securities quarterly.

                           2. Purchase orders sent directly to the issuer via mail (other than in connection with a Private Placement) or sales of such securities which are redeemed directly by the issuer via mail.

                NOTE: THE COMPLIANCE OFFICER OF THE FUND MAY DENY APPROVAL OF ANY TRANSACTION REQUIRING PRECLEARANCE UNDER THIS PRECLEARANCE RULE, EVEN IF NOMINALLY PERMITTED UNDER THIS CODE OF ETHICS, IF HE/SHE REASONABLY BELIEVES THAT DENYING PRECLEARANCE IS NECESSARY FOR THE PROTECTION OF A FUND. ANY SUCH DENIAL MAY BE APPEALED TO THE FUND'S COUNSEL. THE DECISION OF COUNSEL SHALL BE FINAL.

                D. Open Order Rule: No Access Person, Advisory Person or Portfolio Manager may purchase or sell, directly or indirectly, any security in which he has, or by reason of such transaction acquires, any direct or indirect beneficial ownership, when a Fund has a pending "buy" or "sell" order for that security of the same type (i.e. buy or sell) as the proposed personal trade, until the Fund's order is executed or withdrawn.

                Exceptions: The following securities transactions are exempt from the Open Order Rule:

                        1. Purchases or sales of up to 1,000 shares of securities of issuer on the Large Cap List at the time of the transaction.

                    2. Purchases or sales approved by the Compliance Officer of the Fund in his/her discretion.

                ANY PROFITS REALIZED ON A PERSONAL TRADE IN VIOLATION OF THIS
                SECTION 4D MUST BE DISGORGED.

                                      p. 4

                E. Blackout Rule: If a Portfolio Manager's Managed Fund holds a security that is the subject of a proposed personal trade by that Portfolio Manager, such personal trade may be permitted only as follows:

                        1. If the proposed personal trade is on the same side as the last Managed Fund transaction in that security, the personal trade cannot occur within two days of such Managed Fund transaction (i.e. neither at T nor T + 1 calendar day).

                        2. If the proposed personal trade is on the opposite side of the last Managed Fund transaction in that security, the personal trade cannot occur unless (a) it is more than two days after the Managed Fund transaction (i.e. T + 2 calendar days or later) AND (b) the Preclearance Request, if required for such personal transaction (i.e. it is not eligible for the Large Cap List exception to the Preclearance Rule) sets forth, to the reasonable satisfaction of the Compliance Officer, an explanation of the reasons the Managed Fund is not effecting a similar transaction.

                Transactions permitted under the Blackout Rule must also satisfy the Short Term Trading Rule, the Open Order Rule, and the Preclearance Rule if and to the extent the transaction is not covered by exceptions to those rules.

                Note: Read together, the Short Term Trading Rule and the Blackout Rule generally will require that a Portfolio Manager must hold a position in a security until the LATER of (a) T + 7 calendar days ( T = his/her Opening Transaction); and (b) T + 2 (T = the Managed Fund's last transaction in that security).

                ANY PROFITS REALIZED BY A PORTFOLIO MANAGER ON A PERSONAL TRADE IN VIOLATION OF THIS SECTION 4E MUST BE DISGORGED.

                F. Short Term Trading Rule: No Advisory Person or Portfolio Manager may engage in Short Term Trading for profit.

                Exceptions:
                ----------

                        1. Advisory Persons may effect Closing Transactions (i.e. a sale after a purchase or a purchase after a sale of the same security) within 7 calendar days of the Opening Transaction in that security (i.e. within T + 6 calendar days or less) (a) if there are no Fund trades in that security within that period; or (b) if there are Fund trades in that security within that period, there are no Fund trades in that security on the opposite side of the proposed personal

                                      p. 5

                        Closing Transaction occurring prior to the proposed personal Closing Transaction. This Short Term Trading Exception does not constitute a waiver of either the Open Order Rule or the Preclearance Rule.

                        2. Portfolio Managers may effect Closing Transactions within 7 calendar days of the Opening Transaction in that security (i.e. within T + 6 calendar days or less
                        (a) if there are no Fund trades in that security within that period; or (b) if there are Fund trades in that security within that period, (i) there are no trades in that security in any of his/her Managed Funds occurring prior to the proposed personal Closing Transaction, and
                        (ii) no trades in that security for any other Fund on the opposite side of the proposed personal Closing Transaction occurring prior to the proposed personal Closing Transaction. This Short Term Trading Exception does not constitute a waiver of any of the Open Order Rule, the Blackout Rule or the Preclearance Rule.

                Note: Read together, the Short Term Trading Rule and the Blackout Rule generally will require that a Portfolio Manager must hold a position in a security until the LATER of (a) T + 7 calendar days ( T = his/her Opening Transaction); and (b) T + 2 (T = the Managed Fund's last transaction in that security).

                ANY PROFITS REALIZED ON SHORT TERM TRADING IN CONTRAVENTION OF THIS POLICY MUST BE DISGORGED.

                G. No Advisory Person shall accept any gift or other item of more than de minimis value from any person or entity that does business with or on behalf of the Fund.

                H. No Advisory Person shall serve on the board of directors of a publicly traded company without prior authorization by the President or the Compliance Officer of the Fund. If board service is authorized, such Advisory Person shall have no role in making investment decisions with respect to the publicly traded company.

5.       Compliance Procedures
         ---------------------

                A. All Access Persons shall direct their brokers to supply, at the same time that they are sent to the Access Person, a copy of the confirmation for each personal securities trade and a copy of each periodic account statement to the Fund's Compliance Officer.

                                      p. 6

                B. Every Access Person shall report to the Fund the information described in Section 5D of this Code with respect to transactions in any security in which such Access Person has, or by reason of such transaction acquires, any direct or indirect beneficial ownership in the security; provided, however, that an Access Person shall not be required to make a report with respect to transactions effected for any account over which such person does not have any direct or indirect influence.

                C. A Disinterested Trustee of the Fund need only report a transaction in a security if such Trustee, at the time of that transaction knew or, in the ordinary course of fulfilling his official duties as a Trustee of the Fund, should have known that, (1) during the 7-day period immediately preceding or after the date of the transaction by the Trustee, such security was purchased or sold by the Fund or (2) such security was being considered for purchase or sale by the Fund.

                D. Every report required pursuant to Section 5B above shall be made not later than 10 days after the end of the calendar quarter in which the transaction to which the report relates was effected, and shall contain the following information:

                        (i) The date of the transaction, the title and the number of shares, and the principal amount of each security involved;

                        (ii) The nature of the transaction (i.e., purchase, sale, or any other type of acquisition or disposition);

                        (iii)  The price at which the transaction was effected;

                        (iv) The name of the broker, dealer or bank with or through whom the transaction was effected; and

                        (v) The date of approval of the transaction and the person who approved it as required by Section 4B or C above.

                E. Each Access Person and Disinterested Trustee shall submit a report listing all personal securities holdings to the Compliance Officer upon the commencement of service and annually thereafter. This annual report shall include a certification by the Access Person that he or she has read and understood the Code of Ethics and has complied with the Code's requirements.

                F. Any report made under this Section 5 may contain a statement that the report shall not be construed as an admission by the person making such report that he or she has any direct or indirect beneficial ownership in the security to which the report relates.

                                      p. 7

                G. The Compliance Officer shall submit an annual report to the Fund's Board of Trustees that summarizes the current Code of Ethics procedures, identifies any violations requiring significant remedial action, and recommends appropriate changes to the Code, if any.

                H. Any Access Person or Disinterested Trustee shall immediately report any potential violation of this Code of which he or she becomes aware to the Fund's Compliance Officer.

6.       Sanctions
         ---------

         Upon discovering a violation of this Code, the Board of Trustees of the Fund may impose such sanctions as it deems appropriate, including inter alia, a letter of censure or suspension or termination of employment, or suspension of personal trading privileges for such period as it may deem appropriate.

CODE-PIC.
402-REV.doc

                                      p. 8

                            SENECA CAPITAL MANAGEMENT

                                 CODE OF ETHICS

                              DATED MARCH 31, 2000

As an investment adviser, Seneca Capital Management LLC ("Seneca") is a fiduciary. It owes its clients the highest duty of loyalty and relies on each employee to avoid conduct that is or may be inconsistent with that duty. It is also important for employees to avoid actions that, while they may not actually involve a conflict of interest or an abuse of a client's trust, may have the appearance of impropriety.

Because Seneca serves as investment manager to registered investment companies ("Fund Clients"), Seneca is required to adopt a code of ethics setting forth policies and procedures, including the imposition of restrictions on itself and employees, to the extent reasonably necessary to prevent certain violations of rules under the Investment Company Act of 1940. This Code of Ethics and Conduct (the "Code") is intended to set forth those policies and procedures and to state Seneca's broader policies regarding its duty of loyalty to clients.

1.       Statement of Ethical Principles
         -------------------------------

         When Fund Access Persons covered by the terms of this Code of Ethics engage in personal securities transactions, they must adhere to the following general principles as well as to the Code's specific provisions:

                  A. At all times, the interests of Fund shareholders must be paramount;

                  B. Personal transactions must be conducted consistent with this Code of Ethics in a manner that avoids any actual or potential conflict of interest; and

                  C. No inappropriate advantage should be taken of any position of trust and responsibility.

2.       Definitions
         -----------

                  A. "Fund" means each and every investment company, or series thereof, or other institutional account managed by the Adviser, individually and collectively.

                  B. "Access Person" means any Trustee (other than a Disinterested Trustee who does not obtain information concerning recommendations made to the Fund regarding the purchase or sale of a security), officer, general partner, Portfolio Manager or Advisory Person of the Fund or (i) any temporary or permanent employee of the Fund or of any company in a control relationship to the Fund, who, in connection with his regular functions or duties, makes, participates in or obtains information regarding the purchase or sale of a security by the Fund, or whose functions relate to the making of any recommendations with respect to such purchases or sales; and (ii) any natural person in a control relationship to the Fund who obtains information concerning recommendations made to the Fund with regard to the purchase or sale of a security. For purposes of

                                      (1)

                  Section 4, "Access Person" shall not include Advisory Persons nor Portfolio Managers. The Compliance Officer of each Fund shall maintain a list of the Fund's Access Persons.

                  C. "Advisory Person" means any Portfolio Manager or other investment person, such as an analyst or trader, who provides information and advice to a Portfolio Manager or assists in the execution of the investment decisions. For purposes of
                  Section 4, "Advisory Person" shall not include Portfolio Managers.

                  D. A security is "being considered for purchase or sale" when a recommendation to purchase or sell a security has been made and communicated and, with respect to the Advisory Person making the recommendation, when such person seriously considers making such a recommendation.

                  E. "Beneficial ownership" shall be interpreted in the same manner as it would be in determining whether a person is subject to the provisions of Section 16 of the Securities Exchange Act of 1934 and the rules and regulations thereunder, except that the determination of direct or indirect beneficial ownership shall apply to all securities which an Access Person has or acquires.

                  F. "Control" shall have the same meaning as that set forth in Section 2(a)(9) of the Investment Company Act, as amended.

                  G. "Disinterested Trustee" means a Trustee of a Fund who is not an "interested person" of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act, as amended.

                  H. "Initial Public Offering" means a public sale of an issue not previously offered to the public.

                  I. "Managed Fund" shall mean those Funds, individually and collectively, for which the Portfolio Manager makes buy and sell decisions.

                  J. "Portfolio Manager" means the person entrusted to make the buy and sell decisions for a Fund.

                  K. "Private Placement" shall have the same meaning as that set forth in Section 4(2) of the Securities Exchange Act.

                  L. "Purchase or sale of a security" includes inter alia, the writing of an option or the purchase or sale of a security that is exchangeable for or convertible into, a security that is held or to be acquired by a Fund.

                  M. "Security" shall have the meaning set forth in Section 2(a)(36) of the Investment Company Act, as amended, except that it shall not include securities issued by the Government of the United States, bankers' acceptances, bank certificates of deposit, commercial paper and shares of registered open-end investment companies.

                                      (2)

3.       Exempted Transactions
         ---------------------

         The prohibitions of Section 4 of this Code shall not apply to:

                  A. Purchases or sales effected in any account over which the Access Person has no direct or indirect influence or control in the reasonable estimation of the Compliance Officer.

                  B. Purchases or sales of securities (1) not eligible for purchase or sale by the Fund; or (2) specified from time to time by the Trustees, subject to such rules, if any, as the Trustees shall specify.

                  C. Purchases or sales which are non-volitional on the part of either the Access Person or the Fund.

                  D. Purchases of shares necessary to establish an automatic dividend reinvestment plan or pursuant to an automatic dividend reinvestment plan, and subsequent sales of such securities.

                  E. Purchases effected upon the exercise of rights issued by an issuer pro rata to all holders of a class of its securities, to the extent such rights were acquired from such issuer, and sales of such rights so acquired.

4.       Prohibited Activities
         ---------------------

                  A. IPO Rule: No Advisory Person or Portfolio Manager may purchase securities in an Initial Public Offering, except with the prior approval of the Compliance Officer of the Fund.

                  B. Private Placement Rule: No Advisory Person or Portfolio Manager may purchase securities in a Private Placement unless such purchase has been approved by the Compliance Officer of the Fund. Any such approved purchase should be disclosed to the Fund if that issuer's securities are being considered for purchase or sale by the Fund. Such consideration for purchase or sale shall be conducted by a person other than the interested Advisory Person or Portfolio Manager.

                  C. Preclearance Rule: No Access Person, Advisory Person nor Portfolio Manager may purchase or sell a security unless such purchase or sale has been precleared by the Compliance Officer of the Fund. Preclearance shall be valid through the business day next following the day preclearance is given.

                  Exceptions: The following securities transactions are exempt from the pre-clearance requirement:

                           1. Purchases or sales of up to 500 shares of securities of issuers ranked within the top 200 of the Standard & Poor's 500 Composite Stock Index (S&P 500) (the "Large Cap List") at the time of purchase or sale. The Compliance Officer of the Fund shall distribute an updated list of such securities quarterly.

                                      (3)

                           2. Purchase orders sent directly to the issuer via mail (other than in connection with a Private Placement) or sales of such securities which are redeemed directly by the issuer via mail.

                  NOTE: THE COMPLIANCE OFFICER OF THE FUND MAY DENY APPROVAL OF ANY TRANSACTION REQUIRING PRECLEARANCE UNDER THIS PRECLEARANCE RULE, EVEN IF NOMINALLY PERMITTED UNDER THIS CODE OF ETHICS, IF HE/SHE REASONABLY BELIEVES THAT DENYING PRECLEARANCE IS NECESSARY FOR THE PROTECTION OF A FUND. ANY SUCH DENIAL MAY BE APPEALED TO THE FUND'S COUNSEL. THE DECISION OF COUNSEL SHALL BE FINAL.

                  D. Open Order Rule: No Access Person, Advisory Person or Portfolio Manager may purchase or sell, directly or indirectly, any security in which he has, or by reason of such transaction acquires, any direct or indirect beneficial ownership, when a Fund has a pending "buy" or "sell" order for that security of the same type (i.e. buy or sell) as the proposed personal trade, until the Fund's order is executed or withdrawn.

                  Exceptions: The following securities transactions are exempt from the Open Order Rule:

                           1. Purchases or sales of up to 500 shares of securities of issuer on the Large Cap List at the time of the transaction.

                           2.       Purchases or sales approved by the
                                    Compliance Officer of the Fund in his/her discretion.

                  ANY PROFITS REALIZED ON A PERSONAL TRADE IN VIOLATION OF THIS
                  SECTION 4D MUST BE DISGORGED.

                  E. Blackout Rule: If a Portfolio Manager's Managed Fund holds a security that is the subject of a proposed personal trade by that Portfolio Manager, such personal trade may be permitted only as follows:

                           1. If the proposed personal trade is on the same side as the last Managed Fund transaction in that security, the personal trade cannot occur within two days of such Managed Fund transaction (i.e. neither at T nor T + 1 calendar day).

                           2. If the proposed personal trade is on the opposite side of the last Managed Fund transaction in that security, the personal trade cannot occur unless (a) it is more than two days after the Managed Fund transaction (i.e. T + 2 calendar days or later) AND (b) the Preclearance Request, if required for such personal transaction (i.e. it is not eligible for the Large Cap List exception to the Preclearance Rule) sets forth, to the reasonable satisfaction of the Compliance Officer, an explanation of the reasons the Managed Fund is not effecting a similar transaction.

                  Transactions permitted under the Blackout Rule must also satisfy the Open Order Rule and the Preclearance Rule if and to the extent the transaction is not covered by exceptions to those rules.

                                      (4)

                  ANY PROFITS REALIZED BY A PORTFOLIO MANAGER ON A PERSONAL TRADE IN VIOLATION OF THIS SECTION 4E MUST BE DISGORGED.

                  F. Holding Period Rule: Access Persons, Advisory Persons and Portfolio Managers must hold each Security, other than those described in Section 3B, (securities (1) not eligible for purchase or sale by the Fund; or (2) specified from time to time by the Trustees, subject to such rules, if any, as the Trustees shall specify) for a period of not less than six (6) months, whether or not the purchase of such Security was an exempt transaction under any other provision of Section 4.

                  ANY PROFITS REALIZED ON TRADING IN CONTRAVENTION OF THIS POLICY MUST BE DISGORGED.

                  G. No Advisory Person shall accept any gift or other item of more than de minimis value from any person or entity that does business with or on behalf of the Fund.

                  H. No Advisory Person shall serve on the board of directors of a publicly traded company without prior authorization by the President or the Compliance Officer of the Fund. If board service is authorized, such Advisory Person shall have no role in making investment decisions with respect to the publicly traded company.

5.       Compliance Procedures
         ---------------------

                  A. All Access Persons shall direct their brokers to supply, at the same time that they are sent to the Access Person, a copy of the confirmation for each personal securities trade and a copy of each periodic account statement to the Fund's Compliance Officer.

                  B. Every Access Person shall report to the Fund the information described in Section 5D of this Code with respect to transactions in any security in which such Access Person has, or by reason of such transaction acquires, any direct or indirect beneficial ownership in the security; provided, however, that an Access Person shall not be required to make a report with respect to transactions effected for any account over which such person does not have any direct or indirect influence.

                  C. A Disinterested Trustee of the Fund need only report a transaction in a security if such Trustee, at the time of that transaction knew or, in the ordinary course of fulfilling his official duties as a Trustee of the Fund, should have known that, (1) during the 7-day period immediately preceding or after the date of the transaction by the Trustee, such security was purchased or sold by the Fund or (2) such security was being considered for purchase or sale by the Fund.

                  D. Every report required pursuant to Section 5B above shall be made not later than 10 days after the end of the calendar quarter in which the transaction to which the report relates was effected, and shall contain the following information:

                           (i) The date of the transaction, the title and the number of shares, and the principal amount of each security involved;

                          (ii) The nature of the transaction (i.e., purchase, sale, or any other type of acquisition or disposition);

                                      (5)

                          (iii)     The price at which the transaction was
                  effected;

                          (iv) The name of the broker, dealer or bank with or through whom the transaction was effected; and

                          (v) The date of approval of the transaction and the person who approved it as required by Section 4B or C above.

                  E. Each Access Person shall submit a report listing all personal securities holdings to the Compliance Officer upon the commencement of service and annually thereafter. This annual report shall include a certification by the Access Person that he or she has read and understood the Code of Ethics and has complied with the Code's requirements.

                  F. Any report made under this Section 5 may contain a statement that the report shall not be construed as an admission by the person making such report that he or she has any direct or indirect beneficial ownership in the security to which the report relates.

                  G. The Compliance Officer shall submit an annual report to the Fund's Board of Trustees that summarizes the current Code of Ethics procedures, identifies any violations requiring significant remedial action, and recommends appropriate changes to the Code, if any.

                  H. Any Access Person or Disinterested Trustee shall immediately report any potential violation of this Code of which he or she becomes aware to the Fund's Compliance Officer.

6.       Sanctions
         ---------

         Upon discovering a violation of this Code, the Board of Trustees of the Fund may impose such sanctions as it deems appropriate, including inter alia, a letter of censure or suspension or termination of employment, or suspension of personal trading privileges for such period as it may deem appropriate.

                                      (6)

                            SENECA CAPITAL MANAGEMENT

                                 CODE OF ETHICS

                                    ADDENDUM

As stated in Section 3B(2) of the Code of Ethics, the Trustees/Directors may specify from time to time, EXEMPTED TRANSACTIONS, which are purchases or sales of securities, which are exempt from Section 4 of the Code.

The following transactions have been specified as EXEMPT TRANSACTIONS by the Trustees/Directors:

1. Purchases or sales of securities issued by Phoenix Investment Partners, Ltd.

2. Purchases or sales by Directors or Trustees who are not employees of the adviser or distributor of a fund or any affiliates thereof provided such Director or Trustee does not obtain information concerning recommendations to the Fund regarding the purchase or sale of a security.

(7)